UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 12, 2009

United Online, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21301 Burbank Boulevard
Woodland Hills, California 91367
(Address of Principal Executive Offices) (Zip Code)

Telephone: (818) 287-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Neil P. Edwards as Acting Chief Financial Officer.

Effective February 17, 2009, Scott H. Ray, the Executive Vice President and Chief Financial Officer of United Online, Inc. (the “Company”), has taken a temporary leave of absence for medical reasons.  Neil P. Edwards, the Company’s Senior Vice President, Finance, Treasurer and Chief Accounting Officer, has been appointed as the Company’s Acting Chief Financial Officer while Mr. Ray is on leave.

Mr. Edwards, age 54, has been the Company’s Senior Vice President, Finance, Treasurer and Chief Accounting Officer since September 2001.  Prior to that, he served as Vice President, Finance of NetZero, Inc. since December 1999.  In addition, Mr. Edwards served as the Company’s Interim Chief Financial Officer from June 2007 through September 2007.

Adoption of 2009 Management Bonus Plan.

On February 12, 2009, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) adopted the United Online, Inc. 2009 Management Bonus Plan (the “Bonus Plan”).  The Bonus Plan is in the form of a stock bonus program under which each participant may earn a bonus payable in shares of the Company’s common stock based on the financial performance of the particular business segment or segments to which that participant is assigned.

For certain participants, financial performance will be measured in terms of the combined revenue and operating income before depreciation, amortization and certain other expenses of the Company’s Communications, Classmates Media, and FTD business segments for the 2009 fiscal year.  For other participants, financial performance will be measured in terms of 2009 fiscal year revenue and operating income before depreciation, amortization and certain other expenses of the particular business segment (Communications, Classmates Media, or FTD) to which that participant is assigned.

Fifty percent (50%) of each participant’s potential stock bonus is tied to the level of revenue attained by the business segment or segments to which that participant is assigned, and the other fifty percent (50%) is tied to the level of adjusted operating income attained by the applicable segment or segments.  Seven potential levels of attainment from threshold to maximum have been established for each of the respective revenue and adjusted operating income goals.  For each specified level of attainment, there are a specific number of bonus shares individually allocated to each participant.  The actual number of shares of common stock of the Company to which the participant will become entitled will be based on the actual level at which the revenue and adjusted operating income targets are attained. If there is not at least threshold attainment of the applicable revenue or adjusted operating income goals, then none of the bonus shares allocated to those goals will be issued.  In addition, participants will generally be required to continue in the Company’s employ through the February 15, 2010 scheduled bonus payment date in order to receive their bonuses, with a pro-rated payout based on actual attained levels of performance to be provided to any participant whose employment terminates before that date by reason of death or disability or who is on a leave of absence.  The common stock issuable under the Bonus Plan will be drawn from the authorized share reserve under the Company’s 2001 Stock Incentive Plan, which was previously approved by the Company’s stockholders.  Up to a maximum of 1,482,148 shares of common stock may be issued under the Bonus Plan.

The following chart identifies the named executive officers of the Company who have been selected as participants in the Bonus Plan and the maximum number of shares of common stock of the Company that each participant may receive if the applicable performance goals are each attained at the maximum level:

Named Executive Officer (Title)	Maximum Number of Bonus Plan Shares
Mark R. Goldston (Chairman, President and Chief Executive Officer)	535,252
Frederic A. Randall, Jr. (Executive Vice President, General Counsel and Secretary)	115,306
Scott H. Ray (Executive Vice President and Chief Financial Officer)	131,086
Matthew J. Wisk (President, MyPoints.com, Inc.)	114,306

The foregoing description of the material terms of the Bonus Plan does not purport to be a complete description of the Bonus Plan and is qualified in its entirety by reference to the Bonus Plan, a copy of which will be filed as an exhibit to the Company’s Form 10-Q for the quarterly period ending March 31, 2009.

Salary Increase for Scott H. Ray.

On February 12, 2009, the Compensation Committee approved a salary increase for Scott H. Ray, the Company’s Executive Vice President and Chief Financial Officer.  Mr. Ray’s annual salary will increase, effective January 1, 2009, to $500,000 from $437,750.

Stock Option Exchange Program for Three Executive Officers.

On February 12, 2009, the Compensation Committee adopted a stock option exchange program (the “Exchange Program”) pursuant to which three executive officers, including the named executive officers identified in the table below, will be given the opportunity to exchange certain “out-of-the-money,” or “underwater,” stock options previously granted to them under the Company’s 2001 Stock Incentive Plan, for an award of restricted stock units pursuant to which the executive officer will be entitled to receive one share of common stock of the Company for each unit that is granted under the award on the date that each such unit vests in accordance with its terms and the designated vesting schedule (each unit, an “RSU”).  The Compensation Committee determined that it is in the best interests of the Company to provide such executive officers with compensation comprised in part of equity incentives designed to retain their services and to align their interests more closely to those of the Company’s stockholders.

The number of RSUs to be issued for each exchanged underwater stock option will be determined in accordance with a 1-for-3 exchange ratio, which permits each executive officer to exchange his underwater stock options for the number of RSUs set forth opposite the name of such executive officer in the table below.  All underwater stock options will be cancelled upon exchange for RSUs pursuant to the Company’s 2001 Stock Incentive Plan.

Named Executive Officer (Title)	Underwater Stock Options	Restricted Stock Units
Mark R. Goldston (Chairman, President and Chief Executive Officer)	1,450,000	483,333
Frederic A. Randall, Jr. (Executive Vice President, General Counsel and Secretary)	305,000	101,666

The RSUs will vest in quarterly increments over two years measured from February 15, 2009, subject to the officer’s continued employment with the Company through the vesting date of such RSUs.  Upon vesting, the Company will issue shares of common stock corresponding to the number of vested RSUs awarded to the officer, less the number of shares having an aggregate value equal to the Company’s statutory withholding obligations with respect to applicable federal and state income and employment withholding taxes (all as consistent with the Company’s current practices with respect to RSUs).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2009	UNITED ONLINE, INC.

	By:	/s/ Mark R. Goldston

		Name:	Mark R. Goldston
		Title:	Chairman, President and
Chief Executive Officer